                                                                   EXHIBIT 4


                              FIRST AMENDMENT TO
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 6, 1996 by and among DELTA AIR LINES, INC., a corporation organized under the laws of the State of Delaware (the "Company"), the Banks appearing on the signature pages hereof (the "Banks") and NATIONSBANK, N.A. (SOUTH), successor to NationsBank of Georgia, National Association, as Agent Bank (the "Agent Bank").

     WHEREAS, the Company, the Banks and the Agent Bank entered into that certain Second Amended and Restated Credit Agreement dated as of September 27, 1995 (the "Credit Agreement") pursuant to which the Banks made certain financial accommodations available to the Company;

     WHEREAS, the Company has requested that the Banks and the Agent Bank amend the Credit Agreement in certain respects; and

     WHEREAS, the Banks and the Agent Bank are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

     SECTION 1.  SPECIFIC AMENDMENTS TO CREDIT AGREEMENT.
                 ---------------------------------------

     (a) The Credit Agreement is hereby amended by deleting the pricing grid contained in the definition of the term "Applicable Margin" in Section 1.1 thereof and substituting in lieu thereof the following:



--------------------------------------------------------------------------------------------------------------
                           LONG TERM SENIOR UNSECURED          APPLICABLE MARGIN
LEVEL                      DEBT RATING OF THE COMPANY         FOR EURODOLLAR RATE       APPLICABLE  MARGIN FOR
                                 (S&P/MOODY'S)                      LOANS                  BASE RATE LOANS
--------------------------------------------------------------------------------------------------------------
   1                       A- or higher or A3 or higher             0.25%                   0%
--------------------------------------------------------------------------------------------------------------
   2                       BBB+ or Baa1                             0.35%                   0%
--------------------------------------------------------------------------------------------------------------
   3                       BBB or Baa2                              0.40%                   0%
--------------------------------------------------------------------------------------------------------------
   4                       BBB- or Baa3                             0.50%                   0%
--------------------------------------------------------------------------------------------------------------
   5                       BB+ or Ba1                               0.75%                   0%
--------------------------------------------------------------------------------------------------------------
   6                       BB and Ba2                               1.00%                   0%
--------------------------------------------------------------------------------------------------------------
   7                       BB- or lower or Ba3 or lower             1.375%                  0.25%
--------------------------------------------------------------------------------------------------------------


        (b) The Credit Agreement is hereby further amended by deleting the defined term "Termination Date" contained in Section 1.1 thereof and substituting in lieu thereof the following:

                 "'Termination Date' shall mean September 26, 2001 (or the date to which the Credit Facility has been extended pursuant to Section 3.19 hereof) unless the Credit Facility is earlier terminated pursuant to the applicable provisions of this Agreement."

        (c) The Credit Agreement is hereby further amended by deleting the pricing grid contained in Section 3.11 thereof and substituting in lieu thereof the following:


----------------------------------------------------------------------------
                     LONG TERM SENIOR UNSECURED DEBT
                           RATING OF THE COMPANY           COMMITMENT FEE
    LEVEL                     (S&P/MOODY'S)                  PERCENTAGE
----------------------------------------------------------------------------
      1         A- or higher or A3 or higher                    0.09%
----------------------------------------------------------------------------
      2         BBB+ or Baa1                                    0.10%
----------------------------------------------------------------------------
      3         BBB or Baa2                                     0.125%
----------------------------------------------------------------------------
      4         BBB- or Baa3                                    0.15%
----------------------------------------------------------------------------
      5         BB+ or Ba1                                      0.20%
----------------------------------------------------------------------------
      6         BB and Ba2                                      0.25%
----------------------------------------------------------------------------
      7         BB- or lower or Ba3 or lower                    0.375%
---------------------------------------------------------------------------

        (d) The Credit Agreement is hereby further amended by deleting the words "Commitment Fee" appearing in the nineteenth line of the second paragraph of
Section 3.11 (appearing in the second line of page 21 of the Credit Agreement) and substituting in lieu thereof the word "level".

        SECTION 2. EXTENSION OF TERMINATION DATE. The Company acknowledges and
                   -----------------------------
agrees that the extension of the Termination Date contemplated by Section 1(b) of this First Amendment shall constitute one of the two extension requests provided for in Section 3.19 of the Credit Agreement.

        SECTION 3. EFFECTIVENESS OF AMENDMENT. This First Amendment shall not be
                   --------------------------
effective until the date (the "Amendment Effective Date") the following conditions precedent to effectiveness shall be satisfied:

        (a) (i) this First Amendment shall be executed and delivered by the Company, the Agent Bank and each of the Banks and (ii) delivery of a notice from the Agent Bank to the Banks and the Company that this First Amendment has been fully executed by all parties hereto; and

        (b) the Agent Bank shall have received a certificate from the Treasurer of the Company certifying that, after giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement will be in existence.

        SECTION 4.  REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES.
                    -----------------------------------------------

        (a) In order to induce the Agent Bank and the Banks to enter into this First Amendment, the Company hereby reaffirms each of the representations and warranties of the Company contained in the Credit Agreement as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

        (b) After giving effect to this First Amendment, the Company represents and warrants to the Agent Bank and the Banks that no Default or Event of Default has occurred or is continuing under the Credit Agreement.

        (c) The execution, delivery and performance of this First Amendment by the Company does not require the consent of any other Person under any document, instrument or agreement to which the Company is a party or under which the Company is bound.

        SECTION 5.  REFERENCES TO THE CREDIT AGREEMENT.  Each reference to the
                    ----------------------------------
Credit Agreement in the Credit Agreement, the Notes or any of the other instruments, agreements, certificates or other documents executed in connection therewith (collectively, the "Loan Documents"), shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section 12.4 of the Credit Agreement. Further, the Company and the Banks hereby acknowledge and agree that all references to "NationsBank of Georgia, National Association" in its individual capacity or in its capacity as Agent Bank (and any defined term used to designate "NationsBank of Georgia, National Association" in its individual capacity or in its capacity as Agent Bank) contained in the Credit Agreement and the other Loan Documents shall be deemed to be references to "NationsBank, N.A. (South)".

        SECTION 6.  BENEFITS.  This First Amendment shall be binding upon, and
                    --------
shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        SECTION 7.  GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY,
                    -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES.

        SECTION 8.  EFFECT.  Except as expressly herein amended, the terms and
                    ------
conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied. The entering into this First Amendment by the Agent Bank and the Banks shall not be construed or interpreted as an agreement by the Agent Bank or the Banks to enter into any future amendment or modification of the Credit Agreement or any of the other Loan Documents.

        SECTION 9. COUNTERPARTS. This First Amendment may be executed in any
                   ------------
number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

        SECTION 10. DEFINITIONS. All capitalized terms which are used herein and
                    -----------
not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement.



                   [Signatures Contained on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be executed under seal by their duly authorized officers as of the date above written.

                                       THE COMPANY:

                                       DELTA AIR LINES, INC.


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       THE AGENT BANK:

                                       NATIONSBANK, N.A. (SOUTH), as Agent Bank
                                        and as a Bank


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------


                   [SIGNATURES CONTINUED ON FOLLOWING PAGES]

   [SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
      AGREEMENT DATED AS OF SEPTEMBER 6, 1996 WITH DELTA AIR LINES, INC.]


                                       THE BANKS:

                                       Managing Agents

                                       BANK OF AMERICA, NATIONAL
                                       TRUST AND SAVINGS ASSOCIATION

                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       THE CHASE MANHATTAN BANK, N.A.


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       CITICORP USA, INC.


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       CIBC INC.


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       ROYAL BANK OF CANADA


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       Co-Agents

                                       CREDIT SUISSE


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

   [SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
      AGREEMENT DATED AS OF SEPTEMBER 6, 1996 WITH DELTA AIR LINES, INC.]


                                       THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, ATLANTA AGENCY


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       LTCB TRUST COMPANY


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       MITSUBISHI TRUST & BANKING
                                        CORPORATION


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       NATIONAL WESTMINSTER BANK PLC


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       SUNTRUST BANK, ATLANTA f/k/a TRUST
                                        COMPANY BANK


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

   [SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
      AGREEMENT DATED AS OF SEPTEMBER 6, 1996 WITH DELTA AIR LINES, INC.]

                                       Participants

                                       BANK OF TOKYO-MITSUBISHI
                                        TRUST COMPANY


                                       By:
                                          ------------------------------------

                                          Title:
                                                ------------------------------

                                       BAYERISCHE VEREINSBANK AG
                                        New York Branch


                                       By:
                                          ------------------------------------

                                          Title:
                                                ------------------------------


                                       By:
                                          ------------------------------------

                                          Title:
                                                ------------------------------


                                       KREDIETBANK N.V.


                                       By:
                                          ------------------------------------

                                          Title:
                                                ------------------------------

                                       MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK


                                       By:
                                          ------------------------------------

                                          Title:
                                                ------------------------------


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                        as successor to NBD Bank


                                       By:
                                          ------------------------------------

                                          Title:
                                                ------------------------------

   [SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
      AGREEMENT DATED AS OF SEPTEMBER 6, 1996 WITH DELTA AIR LINES, INC.]


                                       WACHOVIA BANK OF GEORGIA, N.A.


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       THE SANWA BANK, LIMITED


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       THE BANK OF NEW YORK


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       BANK OF MONTREAL


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       THE BANK OF NOVA SCOTIA


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

                                       CREDIT LYONNAIS CAYMAN
                                        ISLANDS BRANCH


                                       By:
                                          -------------------------------------

                                          Title:
                                                -------------------------------

   [SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
      AGREEMENT DATED AS OF SEPTEMBER 6, 1996 WITH DELTA AIR LINES, INC.]


                                  THE DAI-ICHI KANGYO BANK, LTD.


                                  By:
                                     --------------------------------
                                  Title:
                                        -----------------------------

                                  THE FUJI BANK


                                  By:
                                     --------------------------------
                                  Title:
                                        -----------------------------


                                  THE BANK OF TOKYO-MITSUBISHI BANK,
                                    LIMITED


                                  By:
                                     --------------------------------
                                  Title:
                                        -----------------------------

                                  THE NORTHERN TRUST COMPANY


                                  By:
                                     --------------------------------
                                  Title:
                                        -----------------------------

                                  PNC BANK, NATIONAL ASSOCIATION


                                  By:
                                     --------------------------------
                                  Title:
                                        -----------------------------

                                  THE SUMITOMO BANK, LIMITED,
                                   ATLANTA AGENCY


                                  By:
                                     --------------------------------
                                  Title:
                                        -----------------------------

   [SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
      AGREEMENT DATED AS OF SEPTEMBER 6, 1996 WITH DELTA AIR LINES, INC.]

                                  THE TOKAI BANK, LTD.


                                  By:
                                     ------------------------------
                                  Title:
                                        ---------------------------

                                  THE TOYO TRUST & BANKING
                                    CO., LTD.


                                  By:
                                     ------------------------------
                                  Title:
                                        ---------------------------

                                  STAR BANK, N.A. CINCINNATI


                                  By:
                                     ------------------------------
                                  Title:
                                        ---------------------------